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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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HPSC, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HPSC, INC.
60 State Street
Boston, MA 02109-1803

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 15, 2003

        The Annual Meeting of Stockholders of HPSC, Inc., a Delaware corporation (the "Company" or "HPSC"), will be held at 9:00 a.m. on May 15, 2003, at the Wyndham Hotel, 89 Broad Street, Merchants Row Conference Room, Third Floor, Boston, Massachusetts for the following purposes:

          1.    To elect three directors for a three-year term to expire at the 2006 Annual Meeting of Stockholders;

          2.    To ratify the appointment of Deloitte & Touche LLP as the independent accountants for the Company for the year ending December 31, 2003; and

          3.    To consider and act upon such other business and matters or proposals as may properly come before the meeting or any adjournment of the meeting.

        You can vote if you are a stockholder of record at the close of business on March 31, 2003.

By Order of the Board of Directors
Dennis W. Townley Secretary

Boston, Massachusetts
April 15, 2003

IF YOU DO NOT EXPECT TO BE PRESENT AT THIS MEETING AND YOU WISH YOUR SHARES OF COMMON STOCK TO BE VOTED, PLEASE PROMPTLY SIGN AND MAIL THE ENCLOSED PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WE ENCLOSE A RETURN ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

ANNUAL MEETING OF STOCKHOLDERS
MAY 15, 2003

        We are providing this proxy statement in connection with the solicitation by the Board of Directors of HPSC, Inc., a Delaware corporation (the "Company" or "HPSC"), of proxies for use at the Annual Meeting of Stockholders of the Company to be held, pursuant to the accompanying notice, on May 15, 2003 at 9:00 a.m., at the Wyndham Hotel, 89 Broad Street, Merchants Row Conference Room, Third Floor, Boston, Massachusetts and at any adjournment thereof.

        The proxy statement, form of proxy card and voting instructions will be mailed starting on April 15, 2003. The Company's Annual Report to Stockholders for the fiscal year ended December 31, 2002 accompanies this proxy statement.

PROPOSAL ONE—ELECTION OF DIRECTORS

        HPSC's Restated Certificate of Incorporation provides that the Board of Directors shall consist of not less than three nor more than twelve members, as determined by a vote of a majority of the entire Board of Directors, and that the Board shall be divided into three classes (Class I, Class II and Class III). Directors of one class are elected each year to a term of three years. As of the date of this proxy statement, the Board of Directors consists of eight members, three of whom have terms that expire at this year's Annual Meeting (Class II), three of whom have terms that expire at the 2004 Annual Meeting (Class III), and two of whom have terms that expire at the 2005 Annual Meeting (Class I).

        Messrs. Cooley, Doherty and Field are the nominees for Class II directors. If elected as Class II directors, they will have a three-year term expiring at the 2006 Annual Meeting of Stockholders. Messrs. Birchfield and Everets and Ms. Cole will continue to serve as Class III directors. Their term will expire at the 2004 Annual Meeting. Messrs. Weicker and McDougal will continue to serve as Class I directors. Their term will expire at the 2005 Annual Meeting. In each case, a director shall serve until his or her successor is duly elected and qualified or until his or her death, resignation or removal.

        The nominees for Class II directors to be voted on at this Annual Meeting have advised the Company that they will serve if elected. If any of the nominees for Class II director becomes unavailable (an event not now anticipated by the Company), the persons named as proxies have discretionary authority either to vote for a substitute or to fix the number of directors at less than eight. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected. Unless authority to vote for any director is withheld in the proxy, if you return the enclosed proxy, your votes will be cast in favor of election of the nominees listed herein.

        The Board of Directors recommends a vote FOR the election of the nominees named below and your proxy will be voted FOR the election of the nominees named below unless you specify otherwise.

Nominees for Class II Directors

        Raymond R. Doherty, age 57, has been President of HPSC since December 1989 and Chief Operating Officer of HPSC since August 1993. He served as HPSC's Treasurer from December 1988 until May 1994 and was elected an HPSC director in June 1991. Mr. Doherty previously served as HPSC's Chairman and Chief Executive Officer from October 1992 until July 1993. Mr. Doherty currently serves as First Vice President of the Dental Dealers Association and is a director of the Massachusetts Easter Seal Society.

        Samuel P. Cooley, age 71, became a director of HPSC in December 1993. From 1955 until his retirement in 1993, Mr. Cooley was employed with Shawmut Bank Connecticut, N.A., and its predecessors and affiliates, including Hartford National Bank and Connecticut National Bank. His most recent position with Shawmut Bank was as Executive Vice President and Senior Credit Approval Officer. Mr. Cooley is a director of Lydall, Inc.

        Richard D. Field, age 62, became a director of HPSC in May 2002. Mr. Field has been a private investor since May 1997. From 1978 until 1997, Mr. Field was employed by The Bank of New York where he was Senior Executive Vice President of Retail Banking and a member of its Policy Committee. Prior to 1978, Mr. Field served in various marketing capacities at Chase Manhattan Corporation and Citicorp. Mr. Field also serves as a director of Lending Tree, Inc. and Providian Financial Corporation. Mr. Field is a former member of the Executive Committee of MasterCard International's board of directors and the former Chairman of MasterCard's U.S. board of directors.

Members of the Board of Directors Continuing in Office

  Class III Directors (Term Expires at 2004 Annual Meeting)

        John W. Everets, age 57, has been Chairman of the Board and Chief Executive Officer of HPSC since July 1993 and an HPSC director since 1983. Mr. Everets also serves as a director of Dairy Mart Convenience Stores, Inc. and The Eastern Company.

        Dollie A. Cole, age 73, has been a director of HPSC since 1991. She has been involved for many years in the leadership of several business, charitable and civic organizations. She serves as Chairman of the Dollie Cole Corporation, a venture capital and industrial consulting firm. She also serves as a consultant to the Solar and Electric 500 Company. In addition to these business activities, Ms. Cole also serves on the boards of Project Hope—the World Health Organization and on the National Academy of Science—President's Circle Board. She is also Vice Chairman of the National Air and Space Museum and the Chair of the National Corvette Museum. Ms. Cole is also Vice President of the Pegasus School for Abused Boys, serves as a director of the 100 Club of Central Texas and serves as a director of Integrated Business Systems and Services Incorporated.

        J. Kermit Birchfield, age 63, became a director of HPSC in December 1993. Mr. Birchfield is an independent business consultant. From 1995 until January 2001, Mr. Birchfield served as Chairman of Displaytech, Inc., a privately-held manufacturer of miniature high-resolution ferrite liquid crystal display screens. From 1990 until 1994, Mr. Birchfield served as Senior Vice President, Secretary, and General Counsel with M/A-COM, Inc., a publicly-held manufacturer of semiconductors and communications equipment. Mr. Birchfield is also a Managing Director of Century Partners, Incorporated, a privately-held investment and operating company. He is the lead independent trustee of MFS Compass Group of Mutual Funds and Chairman of the Board of Dairy Mart Convenience Stores, Inc. He also serves as a director of Intermountain Industries Inc. and its wholly owned public utility subsidiary, Intermountain Gas Company. In addition, Mr. Birchfield serves as Trustee of Roanoke College.

  Class I Directors (Term Expires at 2005 Annual Meeting)

        Lowell P. Weicker, Jr, age 72, became an HPSC director in December 1995. Mr. Weicker served as a United States Senator from Connecticut from 1970 until January 1989. He served as Governor of Connecticut from 1991 through 1995. Mr. Weicker is a director of UST Corp., Phoenix Home Life Mutual Funds, the World Wrestling Entertainment, Inc., Medallion Financial Corp. and Compuware Corp. In addition, Mr. Weicker serves as President of the Trust for America's Health.

        Thomas M. McDougal, D.D.S., age 63, became a director of HPSC in 1991. He has been a practicing dentist for approximately 31 years and is active in national, state and local dental organizations, including the American Academy of Dental Practice Administration. Dr. McDougal has lectured extensively through the United States and Canada. He is a past President of the Dallas County Dental Society and is past Chairman of its Continuing Education Committee and its Banking, Nominating and Patient Relations Committee.

Other Executive Officers

        Rene Lefebvre, age 56, has been Senior Executive Vice President since September 1999, and Chief Financial Officer and Treasurer of HPSC since May 1994.

Corporate Governance

        The Company is committed to excellent corporate governance practices, setting the highest standards of professional and personal conduct and assuring compliance with such standards and responsibilities. The Company has been monitoring the recent developments in the area of corporate governance, including the Sarbanes-Oxley Act of 2002 (passed in July 2002) and the proposed new governance standards promulgated by the American Stock Exchange, the New York Stock Exchange and Nasdaq. Although many of these new standards have not yet become effective, the Board of Directors has initiated action consistent with the proposed rules and voluntarily implemented a number of best practices, including:

  •
  A majority of the Company's directors are independent under the definition contained in the rules of the American Stock Exchange.

  •
  The Company's non-management directors have commenced holding formal meetings, without the presence of management, in connection with the quarterly meetings of the Board of Directors.

  •
  The Board of Directors has formed a Corporate Governance Committee.

  •
  All members of the Audit Committee, Compensation Committee and Corporate Governance Committee are independent as defined in the rules of the American Stock Exchange and the definition contained in the Securities and Exchange Commission's proposed rules implementing Section 301 of the Sarbanes-Oxley Act.

  •
  All members of the Audit Committee meet the definition of "audit committee financial expert" adopted by the Securities and Exchange Commission.

  •
  The Board of Directors has adopted a Code of Business Conduct and Ethics which applies to all employees and directors, including the Chief Executive Officer and senior financial officers. A copy of the Code is available on the Company's website at www.hpsc.com/cgov.

  •
  The Company has hired an internal auditor, reporting to the Chief Financial Officer and the Audit Committee of the Board of Directors, and has begun to work with the internal auditor and the Company's outside auditors to review and continue to validate financial controls for the Company.

  •
  Consistent with the requirements of the Sarbanes-Oxley Act, the Company has suspended its Stock Loan Program to preclude new loans to executive officers.

  •
  The Company has established a procedure for reporting accounting and auditing concerns to the Audit Committee. This procedure, set forth in the Code of Business Conduct and Ethics, is available on the Company's website at www.hpsc.com/cgov.

  •
  The Audit Committee will review and approve all audit and any non-audit services to be provided by the Company's independent auditors and will meet regularly, with and without management, with the independent auditors.

  •
  The Company has adopted Corporate Governance Guidelines. A copy of these Guidelines is available on the Company's website at www.hpsc.com/cgov.

Committees of the Board

        The Board of Directors has an Executive Committee, an Audit Committee, a Compensation Committee and a Corporate Governance Committee.

        The current members of the Executive Committee are John W. Everets (Chair), J. Kermit Birchfield, Samuel P. Cooley and Raymond R. Doherty. The Executive Committee exercises all powers of the Board of Directors in accordance with the by-laws of the Company, to the extent permitted by Delaware law, during intervals between meetings of the Board of Directors. During 2002, the Executive Committee held one meeting.

        The current members of the Audit Committee are Samuel P. Cooley (Chair), J. Kermit Birchfield and Richard D. Field. Messrs. Cooley, Birchfield and Field, each of whom is an independent director, meet the definition and requirements of an "audit committee financial expert" as adopted by the Securities and Exchange Commission. The Audit Committee oversees the financial reporting process, including reviewing the Company's external and internal auditing procedures and controls. The Audit Committee is directly responsible for the appointment, oversight and retention of the independent auditors. The Audit Committee studies and makes recommendations periodically to the Board of Directors on these and related matters and receives and handles complaints regarding accounting, internal accounting controls and auditing matters. During 2002, the Audit Committee met twelve times. The Report of the Audit Committee is included below.

        The current members of the Compensation Committee are Lowell P. Weicker, Jr. (Chair), J. Kermit Birchfield, Dollie A. Cole, and Richard D. Field. The Compensation Committee consults with the Chairman of the Board to review the salaries and other compensation of executive officers, recommends to the full Board compensation for independent directors, administers the Company's stock plans and approves the grants of stock options and restricted stock to officers, key employees and consultants. During 2002, the Compensation Committee held two meetings.

        The current members of the Corporate Governance Committee are J. Kermit Birchfield (Chair), Samuel P. Cooley, Richard D. Field, Thomas M. McDougal, D.D.S. and Lowell P. Weicker, Jr. The Corporate Governance Committee identifies individuals qualified to become members of the Board, recommends nominees for director and develops and recommends to the Board the corporate governance guidelines applicable to the Company. The Corporate Governance Committee was formed in December 2002. During 2002, it held no meetings.

        During 2002, the Board of Directors met five times. Each director attended at least 75% of all Board and his or her committee meetings.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Board of Directors is composed of three directors, each of whom is an independent director under the rules of the American Stock Exchange and under the rules proposed by the Securities Exchange Commission implementing Section 301 of the Sarbanes-Oxley Act of 2002. The Committee operates under a written charter adopted by the Board of Directors. The Committee appoints, subject to stockholder ratification, the Company's independent auditors, determines the fees paid to such independent auditors and approves non-audit services, if any, to be provided by such independent auditors.

        Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors, Deloitte & Touche LLP, are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee monitors and oversees these processes.

        Management has represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles. The Committee has reviewed and discussed the consolidated financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and critical accounting policies with management and separately with Deloitte & Touche. The Committee has also discussed with Deloitte & Touche matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

        Deloitte & Touche has provided the Committee with the written disclosures required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Committee has discussed with Deloitte & Touche that firm's independence. The Committee has considered whether the provision by Deloitte & Touche of services not related to the audit of the annual financial statements and the review of the interim financial statements included in the Company's Forms 10-Q for such year is compatible with maintaining Deloitte & Touche's independence. The Committee has approved the provision of all non-audit services determined to be compatible with Deloitte & Touche's independence and permitted under the proposed rules promulgated by the Securities and Exchange Commission under the Sarbanes-Oxley Act of 2002.

        The Committee has discussed with management, Deloitte & Touche and the Company's internal auditor (who was hired in the first quarter of 2003 and reports directly to the Committee and the CFO of the Company) the Company's disclosure controls and procedures and any significant changes in the Company's accounting principles.

        Based upon the Committee's discussions with management and Deloitte & Touche and the Committee's review of the representations of management and the report of Deloitte & Touche to the Committee, the Committee has recommended that the Board of Directors vote affirmatively to include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 filed with the Securities and Exchange Commission.

        Anyone with concerns or questions regarding questionable auditing or financial matters of the Company is encouraged to submit those concerns or complaints (anonymously, confidentially or otherwise) to the Audit Committee of the Board of Directors by contacting Confidential Corporate Solutions International, LLC at 1-866-372-8388 or http://www.confidentialcsi.com. The Company's Account Number is 67368240. Alternatively, anyone with concerns can contact any member of the Audit Committee by sending correspondence to the principal executive offices of the Company at 60 State Street, Boston, Massachusetts 02109, directed to the attention of the Audit Committee, or any member thereof. Subject to applicable law, regulations and legal proceedings, the Audit Committee will treat all such submissions confidentially.

Audit Committee
Samuel P. Cooley, Chair J. Kermit Birchfield Richard D. Field

VOTING SECURITIES

        Holders of shares of common stock, $0.01 par value, of the Company (the "Common Stock") at the close of business on March 31, 2003 (the "Record Date") are entitled to notice of the Annual Meeting and to vote shares held on that date at the Annual Meeting. On the Record Date, there were outstanding 4,134,254 shares of Common Stock, excluding 685,951 shares of Common Stock held in the Company's treasury. Each share of Common stock is entitled to one vote on each of the matters listed in the Notice of Annual Meeting.

Share Ownership of Certain Beneficial Owners and Management

        The following table sets forth information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by (i) each person or entity known by the Company to own beneficially more than five percent (5%) of the Company's outstanding shares of Common Stock as of the Record Date; (ii) each of the Company's directors; (iii) each of the executive officers of the Company named in the Summary Compensation Table on page 10; and (iv) all directors and executive officers of the Company as a group. The information in the table, and in the related notes, has been furnished by or on behalf of the indicated owners. Unless otherwise noted, HPSC believes the persons referred to in this table have sole voting and investment power with respect to the shares listed in this table. The percentage owned is calculated with respect to each person by treating shares issuable to such person within 60 days of the Record Date as outstanding, in accordance with rules of the Securities and Exchange Commission.

Name (and Address of Owner of More than 5%)	Amount and Nature of Beneficial Ownership of HPSC Common Stock(1)(2)	% of Class
John W. Everets 60 State Street, 35th Floor Boston, MA 02109-1803	840,683(3)(4)(5)	18.01
Raymond R. Doherty 60 State Street, 35th Floor Boston, MA 02109-1803	419,524(3)(4)	9.57
Dimensional Fund Advisors, Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	330,300(6)	6.86
Harder Management Company, Inc. Somerset Court 281 Winter Street, Suite 340 Waltham, MA 02154	318,650(7)	6.61
John W. Everets and Raymond R. Doherty as Trustees of the HPSC, Inc. Employee Stock Ownership Plan 60 State Street, 35th Floor Boston, MA 02109-1803	288,477(8)	5.99
FMR Corp 82 Devonshire Street Boston, MA 02109	237,800(9)	4.94
Rene Lefebvre	179,809(12)	4.22
J. Kermit Birchfield	53,667(10)	1.30
Dollie A. Cole	53,500	1.28
Richard D. Field	51,000	1.23
Samuel P. Cooley	24,000	*
Thomas M. McDougal	41,000	*
Lowell P. Weicker, Jr.	23,700(11)	*
All Directors and Executive Officers as a group (9 persons)	1,686,883(3)(4)	32.72

*
Percent of class less than 1%.

(1)
Includes shares of the Company's Common Stock which the named security holder has the right to acquire within 60 days of the Record Date through the exercise of options granted by the Company to the named individuals or group as follows: Messrs. Birchfield and Cooley, 8,000 shares each; Mr. Field, 11,000 shares, Ms. Cole and Dr. McDougal, 33,000 shares each; Mr. Weicker, 17,000 shares; Mr. Everets, 534,500 shares; Mr. Doherty, 252,000 shares; Mr. Lefebvre, 124,500 shares; and such group, 1,021,000 shares.

(2)
Includes allocated shares under the HPSC, Inc. Employee Stock Ownership Plan (the "ESOP") of 10,079 for Mr. Everets, 12,076 for Mr. Doherty, 6,809 for Mr. Lefebvre and 28,964 for all executive officers and directors as a group.

(3)
Excludes the 288,477 shares held in the ESOP for the benefit of the employee participants (other than the shares allocated to the respective ESOP accounts of Messrs. Doherty and Everets listed in Note 2 above). Although Messrs. Doherty and Everets are the trustees of the ESOP, and accordingly share voting power with respect to all unallocated shares (the ESOP participants direct the voting of the allocated shares) and share dispositive power with respect to all shares in the ESOP, they disclaim beneficial ownership of all such shares, other than the shares allocated to their respective accounts.

(4)
Includes 14,513 shares held by Mr. Everets and 16,249 shares held by Mr. Doherty which are pledged to the Company under the Stock Loan Program described in "EXECUTIVE COMPENSATION—Stock Loan Program."

(5)
Includes 100 shares held by Mr. Everets' son, A. Hale W. Everets. Mr. Everets disclaims beneficial ownership of such shares.

(6)
Based solely on information reported on Schedule 13G as filed with the SEC, Dimensional Fund Advisors, Inc. ("Dimensional") filed an Amendment to its Schedule 13G with the SEC on February 3, 2003 for the year ended December 31, 2002 reporting that it is a registered investment adviser and is deemed to have beneficial ownership of 330,300 shares of Common Stock of the Company held by it, all of which shares are owned by advisory clients of Dimensional. Dimensional reports that, in its role as investment adviser, it has sole voting and dispositive power with respect to all such shares.

(7)
Based on information provided to the Company by Harder Management Company, Inc. ("Harder"), a registered investment adviser, on March 11, 1999. The 318,650 shares of the Company's Common Stock held by Harder is held on behalf of its clients in accounts over which Harder has complete investment discretion. Harder disclaims beneficial ownership of all such shares except in its capacity as an investment adviser.

(8)
226,854 of these shares have been allocated to the accounts of ESOP participants and are voted by such participants. 61,623 of these shares are unallocated and are voted by Messrs. Doherty and Everets as trustees. Messrs. Doherty and Everets disclaim beneficial ownership of all such shares, other than the shares allocated to their respective ESOP accounts listed in Note 2 above.

(9)
Based solely on information reported in its Schedule 13G as filed with the SEC on February 14, 2003 by FMR Corp. FMR Corp. reported that its wholly-owned subsidiary, Fidelity Management and Research Company ("FMRC"), a registered investment adviser, which acts as investment advisor to several investment companies (the "Funds"), is the beneficial owner of 168,000 shares of HPSC's Common Stock. Edward C. Johnson 3rd, individually, FMR Corp., through its control of FMRC, and the Funds each has dispositive power with respect to the 168,000 shares owned by the Funds. FMR

  Corp.'s wholly-owned subsidiary, Fidelity Management Trust Company ("FMTC"), is the beneficial owner of 69,800 shares of Common Stock. Mr. Johnson and FMR Corp., through its control of FMTC, each has sole voting and dispositive power with respect to the 69,800 shares owned by FMTC.

(10)
Includes 3,000 shares held by Mr. Birchfield's spouse. Mr. Birchfield disclaims beneficial ownership of such shares.

(11)
Includes 200 shares held by Mr. Weicker's spouse. Mr. Weicker disclaims beneficial ownership of such shares.

(12)
Includes 48,500 shares held by Mr. Lefebvre's spouse. Mr. Lefebvre disclaims beneficial ownership of such shares.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and The American Stock Exchange ("AMEX"). These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC and AMEX. The Company believes that all Reporting Persons have complied with all filing requirements applicable to them with respect to transactions during fiscal year 2002, except for Mr. Field, who filed an amended Form 3 on July 23, 2002, which included the disclosure of his stock option to purchase 10,000 shares of Common Stock at a price of $6.75 per share granted on April 29, 2002.

Certain Transactions

        During 2002 there were no related party transactions between the Company and any of its executive officers, directors or holders of more than 5% of the Company's common stock.

EXECUTIVE COMPENSATION

Summary Compensation Table

        The Summary Compensation Table shows all compensation paid to the Chief Executive Officer and the other executive officers (the "Named Executive Officers") for services rendered in all capacities during the past three years. HPSC has three executive officers.

SUMMARY COMPENSATION TABLE

							Long-Term Compensation
		Annual Compensation
Name and Principal Position							Number of Shares Underlying Options	All Other Compensation(1)
	Year	Salary		Bonus
John W. Everets(2) Chief Executive Officer and Chairman of the Board	2002 2001 2000	$ $ $	362,000 345,000 345,000	$ $ $	414,000 345,000 345,000	(3)	0 70,000 120,000	$ $ $	10,954 10,251 9,146
Raymond R. Doherty(2) President, Chief Operating Officer and Director	2002 2001 2000	$ $ $	257,000 240,000 240,000	$ $ $	181,000 151,000 151,000	(3)	0 20,000 55,000	$ $ $	10,954 10,251 8,097
Rene Lefebvre(2) Senior Executive Vice President Chief Financial Officer and Treasurer	2002 2001 2000	$ $ $	187,000 170,000 170,000	$ $ $	145,000 121,000 121,000	(4)	0 20,000 40,000	$ $ $	10,097 9,851 6,891

(1)
Includes term life insurance premiums paid by the Company and Company contributions to the Named Executive Officer's 401(k) retirement plan account, respectively, in the following amounts for 2002; Mr. Everets, $2,606 and $4,000; Mr. Doherty, $2,606 and $4,000 and Mr. Lefebvre, $2,606 and $3,143. Also includes the value of shares of Common Stock in the Company's Employee Stock Ownership Plan ("ESOP") allocated to each of the Named Executive Officers in 2002 (for services rendered during 2001) in the amount of $4,348. The value of the allocated ESOP shares was calculated by using the December 31, 2002 closing price for the Company's Common Stock of $7.75 per share as reported on the American Stock Exchange. The Company has not allocated shares of Common Stock to participants in its ESOP for services rendered during fiscal 2002 as of the date of this Proxy Statement.

(2)
The Named Executive Officers' compensation is governed by employment agreements with the Company. See "EXECUTIVE COMPENSATION—Employment Agreements."

(3)
Includes $69,000 and $30,200 awarded under the Supplemental Bonus Plan to Messrs. Everets and Doherty, respectively, all of which award was applied to repay loans due from them to the Company under the Stock Loan Program.

(4)
Includes $24,200 of additional bonus in lieu of a supplemental bonus under the Supplemental Executive Bonus Plan.

Stock Loan Program

        During 2002, the Company had a Stock Loan Program which allowed eligible executive officers and other senior personnel of the Company to borrow from the Company amounts not exceeding $400,000 to any individual or $800,000 in the aggregate to all participants in the program, solely for the purposes of acquiring stock of the Company or paying taxes associated with stock acquired under the Company's stock incentive plans. All shares purchased with such loans are pledged to the Company as collateral for repayment of the loans. The loans are recourse, bear interest at various fixed rates, payable annually in arrears, and are payable as to principal no later than five (5) years after the date of the loan, with annual installment payments of principal and interest equal to 20% of the participant's after-tax bonus. During 2002 (but prior to such loans being prohibited by the Sarbanes-Oxley Act of 2002), the Company made one loan to Raymond Doherty in the amount of $78,975 under this Program. After the enactment of the Sarbanes-Oxley Act of 2002, the Program was suspended to preclude any future loans to executive officers, as prohibited by the Sarbanes-Oxley Act of 2002. As of the date of this Proxy Statement, the Company has loans outstanding to Mr. Everets in the amount of $260,768, secured by 14,513 shares of Company stock and to Mr. Doherty in the amount of $171,919 secured by 16,249 shares of Company stock. The largest aggregate amount outstanding under Mr. Everets' loan during 2002 was $374,832. The largest aggregate amount outstanding under Mr. Doherty's loan during 2002 was $222,889. Mr. Everets and Mr. Doherty have made all interest payments due on such loans. Mr. Everets and Mr. Doherty's loans were made prior to the Sarbanes-Oxley Act of 2002 and are not prohibited thereunder. Supplemental bonuses under the Supplemental Executive Bonus Plan in the amounts of $69,000 and $30,200 were awarded to Messrs. Everets and Doherty, respectively, in 2002 and were applied to pay interest and principal on these loans.

Supplemental Executive Retirement Plan

        The table below sets forth a range of estimated annual retirement benefits available to certain executive employees under the HPSC Supplemental Executive Retirement Plan (the "SERP") effective as of January 1, 1997, as amended effective as of January 2000. Benefits under the SERP are intended to supplement the retirement benefits received by executive employees through other Company programs, such as the ESOP and 401(k) Plan, and Social Security benefits attributable to Company-paid FICA taxes. Benefits under the SERP, payable upon normal retirement at age 65 (or upon early retirement at age 62) as an actuarial equivalent of a life annuity, are based upon age, length of service (up to a maximum of 15 credited years of service) and an average of the participant's three highest calendar years of total compensation (base salary plus bonus) out of the five calendar years immediately preceding the normal or early retirement date or other date of termination of employment ("Average Final Compensation").

        The SERP provides for making payments to the executive with an actuarial equivalent value equal to 55% of the Average Final Compensation in the case of Mr. Everets and 50% of the Average Final Compensation in the case of Mr. Doherty and Mr. Lefebvre, offset by amounts deemed available under the Company's 401(k) Plan and Social Security benefits, to the extent attributable to the Company's contribution and to Company-paid FICA taxes, respectively, as well as the value of shares allocated to the employee under the Company's ESOP. The SERP also contains a tax gross-up provision equal to any excise tax payments made by the participant pursuant to Section 4999 of the Internal Revenue Code relating to payments in excess of specified amounts made upon a change in control or otherwise. Accrual and vesting of benefits are contingent on the executive's continued service as an employee of the Company, with accrual in equal amounts over the first 15 years of service and vesting over a period of 10 years, starting in the sixth year of service, provided that an executive's benefits will also fully accrue and vest upon a "change in control" of the Company (as defined in the SERP) unless such change in control is approved by at least a two-thirds vote of the incumbent Board of Directors. An executive's benefits will also fully vest if the executive's employment with the Company terminates involuntarily without good cause (as defined in the SERP) or on account of death or disability. However, none of these termination events results in acceleration of the executive's benefit accrual under the SERP. Limited service credit (up to a maximum of three years) is given for service before 1993 and full credit is given for service between January 1, 1993 and the effective date of the SERP. For all periods prior to the effective date, service as either an employee of the Company or a member of its Board of Directors is credited. On and after the effective date, only service as an employee is credited. While not obligated to do so under the SERP, the Company has elected to cover at least a portion of its future obligations under the SERP by purchasing and holding life insurance policies on the SERP participants. The Company is the owner and beneficiary of the policies which have a cash value that will fund a portion of the SERP benefits at each participant's normal retirement date. The insurance policies are an asset of the Company.

Supplemental Executive Retirement Plan Benefit Table Applicable to Mr. Everets(1)

	Years of Service
Average Final Compensation
	5	10	15+
$300,000	$55,000.00	$110,000.00	$165,000.00
400,000	73,333.34	146,666.67	220,000.00
500,000	91,666.66	183,333.33	275,000.00
600,000	110,000.00	220,000.00	330,000.00
700,000	128,333.33	256,666.67	385,000.00

(1)
Amounts shown do not reflect offsets for benefits received and attributable to the Company under the Company's 401(k) plan, ESOP, and Company-paid FICA taxes. For Mr. Everets, the years of credited service and covered compensation as of December 31, 2002 were 12 years and $729,000.

Supplemental Executive Retirement Plan Benefit Table Applicable to
Messrs. Doherty and Lefebvre(1)

	Years of Service
Average Final Compensation
	5	10	15+
$100,000	$16,666.67	$33,333.33	$50,000.00
150,000	25,000.00	50,000.00	75,000.00
200,000	33,333.33	66,666.67	100,000.00
250,000	41,666.67	83,333.33	125,000.00
300,000	50,000.00	100,000.00	150,000.00
400,000	66,666.67	133,333.33	200,000.00
500,000	83,333.33	166,666.67	250,000.00

(1)
Amounts shown do not reflect offsets for benefits received and attributable to the Company under the Company's 401(k) plan, ESOP, and Company-paid FICA taxes. The years of credited service and covered compensation as of December 31, 2002 for Mr. Doherty were 13 years and $416,000, and for Mr. Lefebvre were 9 years and $314,000.

Option Grants

        No stock options were granted to the named Executive Officers in 2002.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The following table provides information regarding the exercise of stock options by the Named Executive Officers in 2002 and the value realized thereby and the value of unexercised "in-the-money" options on December 31, 2002.

AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES(1)

			Number of Unexercised In-the-Money Options at 2002 Fiscal Year End	Value of Unexercised In-the-Money Options at 2002 Fiscal Year-End($)
Name	Shares Acquired on Exercise(#)	Value Realized ($)
			Exercisable/Unexercisable	Exercisable/Unexercisable
John W. Everets	-0-	-0-	486,500/76,000	$562,500/$54,000
Raymond Doherty	24,300	87,480	241,000/34,000	589,200/17,500
Rene Lefebvre	-0-	-0-	108,500/11,347	254,301/54,000

(1)
An "in-the-money" option is an option for which the option price of the underlying stock is less than the December 31, 2002 market price as reported on the American Stock Exchange ($7.75 per share); the value shown reflects stock price appreciation since the date of grant of the option.

Employment Agreements, Termination of Employment and Change in Control Arrangements

Employment Agreements

  John W. Everets and Raymond R. Doherty

        As of July 19, 1999 and August 2, 1999, the Company entered into employment agreements with each of John W. Everets and Raymond R. Doherty, respectively. Each agreement was subsequently amended and restated in August 2000 and in July 2002. Under the amended and restated agreements, the Company agreed to pay a base annual salary, beginning July 1, 2002, of at least $375,000 to Mr. Everets and $270,000 to Mr. Doherty, as determined annually by the Compensation Committee, as well as a bonus of up to 100% of base salary to each individual under an incentive plan developed by the Compensation Committee of the Board in consultation with management and approved by the full Board of Directors. Each employment agreement has a three-year term and thereafter will automatically renew from year to year unless either party to such agreement gives notice of his or its intention to terminate the agreement six months in advance of any anniversary. As of the date of this proxy statement, none of Mr. Everets, Mr. Doherty, or the Company has given notice of his or its intention to terminate either of the employment agreements.

        Either party to each employment agreement may terminate it at any time for any reason. In the event of a termination by the Company which is not "for cause" (as defined in each agreement) with respect to either Mr. Everets or Mr. Doherty or a decision not to renew by either party (and, in the case of Mr. Everets, in the event of termination by Mr. Everets for any reason), the Company will pay the employee his base monthly pay plus his maximum monthly bonus for the next 12 months, continue benefits to the employee and/or the employee's family for the next twelve months, and (except in the case of termination by Mr. Everets without "good reason") cause all outstanding options and restricted stock awards to vest. Mr. Everets and Mr. Doherty have each agreed not to compete with the business of the Company while receiving termination payments and to maintain in confidence all of the Company's confidential information.

        If Mr. Everets' or Mr. Doherty's employment terminates due to death or disability, the Company will pay the employee or his estate the employee's base monthly salary for six months from the date of death or disability. The employee and his family will also be entitled to receive the employee's benefits during this six-month period and all of the employee's options and restricted stock awards will immediately vest.

        If, within three years after a "change in control" of the Company (as defined in each agreement), either the Company terminates Mr. Everets or Mr. Doherty other than "for cause" or either Mr. Everets or Mr. Doherty terminates his employment for "good reason" (as defined in each agreement), the Company will pay the employee up to 2.99 times his average annual compensation for the five calendar years before the date of the change in control; the non-compete provisions will no longer apply; his stock options will fully vest; and normal employee benefits will continue for 12 months. If, within three years after a "change in control," either Mr. Everets or Mr. Doherty terminates his employment for any reason other than for "good reason," the Company will pay him his base monthly pay plus the maximum monthly bonus and normal employee benefits for 12 months. The employment agreements also contain a tax gross-up provision equal to any excise tax payment made by the participant pursuant to Section 4999 of the Internal Revenue Code relating to payments in excess of specific amounts made upon a change in control or otherwise.

  Rene Lefebvre

        On April 23, 1998, the Company entered into an employment agreement with Rene Lefebvre. The agreement was amended in August 2000. Under the amended agreement, the Company agreed to pay Mr. Lefebvre an initial base annual salary of at least $142,000 as well as a bonus to be determined in accordance with an incentive plan developed by the Compensation Committee of the Board of Directors. The employment agreement had a three-year term which ended on April 23, 2001. On that date, the agreement automatically renewed for a one year term, and will renew from year to year thereafter until either party to such agreement gives notice of his or its intention to terminate the agreement 60 days in advance of any anniversary. As of the date of this proxy statement, neither Mr. Lefebvre nor the Company has given notice of his or its intention to terminate the agreement. Either party may terminate the agreement at any time for any reason on thirty days advance notice, except that the Company may terminate Mr. Lefebvre for cause at any time without prior notice. The Company is obligated to pay Mr. Lefebvre's salary for twelve months after termination, if it terminates his employment other than "for cause" (as defined in his agreement) and for six months after termination if it does not renew the agreement. Mr. Lefebvre has agreed not to compete with the business of the Company while receiving severance payments and to maintain in confidence all of the Company's confidential information. If, within three years after a "change in control" of the Company (as defined in the agreement), either the Company terminates Mr. Lefebvre other than "for cause" or Mr. Lefebvre terminates his employment due to a "change in employment" (as defined in the agreement), the Company will pay Mr. Lefebvre up to 2.99 times his average annual compensation for the preceding five calendar years before the date of the change in control; the non-compete provisions will no longer apply; Mr. Lefebvre's stock options will fully vest;

and his normal employee benefits will continue for 12 months. If, within three years after a "change in control," Mr. Lefebvre terminates his employment for any reason other than a "change in employment," the Company will pay him his base monthly pay plus the maximum monthly bonus that he would have earned during the next 12 months and normal employee benefits for 12 months. The agreement also contains a tax gross-up provision equal to any excise tax payment made by the participant pursuant to Section 4999 of the Internal Revenue Code relating to payments in excess of specific amounts made upon a change of control or otherwise.

  Change in Control Arrangements

        In addition to the change in control provisions in the employment agreements described above, certain Company compensation plans provide for acceleration of vesting of benefits upon a change in control of HPSC. Under the 1995 Stock Incentive Plan, effective as of May 1995 (the "1995 Stock Plan"), 1998 Stock Incentive Plan, effective as of February 1998 (the "1998 Stock Plan"), the 2000 Stock Incentive Plan, effective as of April 2000 (the "2000 Stock Plan") and the 2002 Supplemental Stock Plan, effective as of May 2002 (the "2002 Supplemental Stock Plan") all outstanding options and restricted stock awards granted to the Named Executive Officers will vest upon a change in control (as defined in such plans). Under the terms of the ESOP, all amounts allocated to participants' accounts will vest upon a change in control, unless such change in control is approved by two-thirds of the Company's incumbent directors. Under the terms of the Stock Loan Program, as amended in October 2001, the principal, of and interest on, loans to the Named Executive Officers will be forgiven upon a change in control, as defined in the 2002 Supplemental Stock Plan.

Compensation of Directors

        In 2002, the Company paid each non-employee director a fee of $10,000 per year plus an additional $2,500 per year for each committee of the Board on which he or she serves and $500 for each board or committee meeting attended. In addition, the Company reimburses directors for their travel expenses incurred in attending meetings of the Board or its committees. Under the 2000 Stock Plan and the 2002 Supplemental Stock Plan, each continuing non-employee director is granted 1,000 non-qualified stock options on the day of each annual meeting of stockholders during the term of the plan, at the fair market value of the Common Stock on the date of grant. Under the 1998 Outside Director Stock Bonus Plan, as amended, each continuing non-employee director will receive 1,000 shares of bonus stock on the day of each annual meeting of stockholders during the term of the 1998 Outside Director Stock Bonus Plan.

REPORT OF THE COMPENSATION COMMITTEE

        The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors (the "Committee") currently consisting of Lowell P. Weicker, Jr. (Chair), J. Kermit Birchfield, Dollie A. Cole and Richard D. Field, all of whom are independent, non-employee directors.

        The Committee has primary responsibility for analyzing the compensation of executive officers of the Company, establishing performance goals for executive officers, reporting to the full Board with respect to such compensation, and administering the Company's stock plans.

Salaries for 2002

        The Chairman of the Board and Chief Executive Officer (the "Chairman") and the other two executive officers have employment agreements which provide for base cash compensation determined annually by the Compensation Committee but subject to minimum levels specified in the agreements. See "Employment Agreements" above. The base cash compensation levels for the Chairman and other executive officers were established in their employment agreements by the Committee based upon a number of factors including the financial performance of the Company during the period of their employment, the experience of the officer and his importance to the Company and base compensation levels paid to senior executives by comparable companies. During 2002 the salaries for the Chairman and the two applicable executive officers were set at the base annual salary levels provided in the employment agreements.

Cash Bonuses for 2002

        In recommending bonuses for the Chairman and other executive officers for 2002, the Committee reviewed the financial and overall performance of the Company during 2002. Instead of using specific target levels with respect to individual and Company performance to calculate bonuses, the Committee considered a number of factors, including the following: (i) the Company's profitability for the fiscal year, (ii) the asset quality of the Company's portfolio, (iii) the Company's execution of new financing facilities with Foothill Capital and ING, (iv) the sale of a portion of the ACFC loan portfolio and the repayment in full of the ACFC Foothill line of credit, (v) employee retention, and (vi) other positive developments for the Company. The Committee also noted that ACFC experienced an employee defalcation in 2002 that caused the Company to restate its financials for several periods. The Committee noted that this defalcation was a sophisticated theft by a senior executive at ACFC which was not uncovered by the Company's staff or accountants. The Committee concluded that the defalcation did not involve any misconduct or negligence by senior management. The Committee noted that, despite the defalcation, the Company had a very strong year measured by other performance standards. The Committee also considered the contribution of each executive officer to the performance of the Company, the responsibilities of each executive officer in connection with this performance, the importance of the individual to the future growth and profitability of the Company, and the success of the management team in achieving the Company's short-term and long-term goals. Although the Committee considered all of these factors in exercising its judgment as to compensation levels for the Chairman and other executive officers, the Committee did not use a formula to weigh the relative importance of such factors.

Stock Options

        The purpose of the 2002 Supplemental Stock Plan is to retain and motivate the Company's key employees and outside directors and to increase their incentive to work toward the attainment of the Company's long-term growth and profit objectives. In determining the size of the stock option awards, the primary considerations are the performance of the executive officer, the number of shares underlying outstanding equity awards which continue to be subject to vesting and the grant value of the award. In 2002, the Committee awarded no stock options under the 2002 Supplemental Stock Plan to any outside director or executive officer.

Supplemental Executive Bonus Plan

        The purpose of the 2001 Supplemental Executive Bonus Plan is to provide a bonus (the "Supplemental Bonus"), at the Compensation's Committee sole discretion, to Messrs. Everets, Doherty and Lefebvre. The Supplemental Bonus is limited to an amount not greater than 20% of the annual bonus awarded to the executive officer under his employment agreement. A Supplemental Bonus will be awarded to an executive officer only if the executive officer has loans outstanding under the Stock Loan Program. A Supplemental Bonus will not exceed the unpaid balance of all such loans outstanding under the Stock Loan Program. The Company applies the full after-tax amount of the Supplemental Bonus awarded to the principal and interest outstanding on such executive officer's loans under the Stock Loan Program. The balance of the Supplemental Bonus is applied to satisfy the Company's tax withholding obligations with respect to the Supplemental Bonus. The Supplemental Bonus is paid at the same time that the annual bonus is paid.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code limits the amount of individual compensation for certain executives that may be deducted by the employer for federal income tax purposes in any one fiscal year to $1 million except to the extent that such compensation is "performance-based." The determination of whether compensation is performance-based depends upon a number of factors, including shareholder approval of the plan under which the compensation is paid, the exercise price at which options or similar awards are granted, the disclosure to and approval by the shareholders of applicable performance standards, the composition of the Committee, and certification by the Committee that the performance standards were satisfied. None of the compensation paid to any executive officer in fiscal year 2001 would exceed the deduction limit of Section 162(m) of the Internal Revenue Code, and the Committee does not anticipate that in the near future the compensation paid to executive officers in the form of base salaries and incentive compensation will be non-deductible under Section 162(m) of the Internal Revenue Code. Restricted stock and option awards under the 1995 Stock Plan, the 1998 Stock Plan, the 2000 Stock Plan and the 2002 Supplemental Stock Plan comply with the requirements of Section 162(m) of the Internal Revenue Code.

Compensation Committee
Lowell P. Weicker, Jr., Chair J. Kermit Birchfield Dollie A. Cole Richard D. Field

Performance Graph

        SEC rules require that the Company present a line graph comparing cumulative total shareholder return for HPSC over a period of five years, assuming reinvestment of dividends, with a broad equity market index and either a published industry index or an index comprising peer companies selected by the Company. The broad equity market index selected by the Company for inclusion in the graph is the Russell 2000 Index, an index of 2,000 public companies with relatively small market capitalization. For its second comparative index, the Company prepared its own index (the "Custom Index") of bank, finance and leasing companies that are in similar lines of business to the Company.

        Set forth below is a graph comparing, over a five-year period beginning December 31, 1997, the cumulative total return for the Company, the Russell 2000 Index and the Custom Index.

	Dec-97	Dec-98	Dec-99	Dec-00	Dec-01	Dec-02
HPSC Inc.	$100	$172	$168	$109	$118	$141
Russell 2000 Index	$100	$97	$118	$115	$117	$93
Custom Composite Index (5 Stocks)	$100	$83	$90	$105	$129	$109

        The Custom Index includes: Since December 31, 2001, Allied Capital Corporation; Capital Crossing Bank, DVI, Inc., Medallion Financial Group; and Microfinancial, Inc. Prior to December 31, 2001, the Custom Index included Capital Crossing Bank, formerly Atlantic Bank & Trust Co., Line Capital Inc. (since first quarter 1998), Professional Bancorp Inc., Redwood Empire Bancorp and T&W Financial Group (since first quarter 1998).

PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTS

        Deloitte & Touche LLP have been selected to act as the Company's independent public accountants for the current year, subject to ratification by vote of the holders of a majority of the shares of Common Stock present and entitled to vote thereon at the Annual Meeting. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.

        Audit Fees.    The aggregate fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche"), which includes Deloitte Consulting, for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2002, for reviews of the financial statements included in the Company's Quarterly Reports on Form 10-Q, and for services provided in connection with statutory and regulatory filings or engagements for that fiscal year were $414,785, and the audit fees for the fiscal year ended December 31, 2001 were $191,000.

        Audit-Related Fees.    The aggregate fees billed by Deloitte & Touche for assurance and related services reasonably related to employee benefit plan audits, various agreed-upon procedure reports and due diligence and consultation on a business transaction and not reported under the foregoing "Audit Fees" section rendered to the Company for the fiscal year ended December 31, 2002 were $108,750, and the audit-related fees for the fiscal year ended December 31, 2001 were $34,900.

        Tax Fees.    The aggregate fees billed by Deloitte & Touche for professional services related to the review of the Company's tax return and tax consulting on the Company's employee benefit plans rendered to the Company for the fiscal year ended December 31, 2002 were $23,680, and the tax fees for the fiscal year ended December 31, 2001 were $13,000.

        All Other Fees.    There are no other fees billed by Deloitte & Touche for services rendered to the Company, other than the services described above under "Audit Fees," "Audit-Related Fees" and "Tax Fees," for the fiscal years ended December 31, 2002 and 2001.

        The Board of Directors recommends a vote FOR the ratification of the selection of Deloitte & Touche LLP.

PROPOSALS OF STOCKHOLDERS

        Proposals for inclusion in the Proxy Statement.    Any proposal of a stockholder intended to be presented at the 2004 Annual Meeting of Stockholders must be received at the corporate headquarters of the Company no later than December 14, 2003, in order to be included in the Company's proxy statement and form of proxy relating to that meeting.

        Other Proposals (Not for Inclusion in the Proxy Statement).    HPSC's By-Laws and the rules of the SEC provide certain procedures that a stockholder must follow to nominate one or more individuals for election as a Director or to introduce an item of business at an annual meeting of stockholders. These procedures provide that any nomination or proposed item of business must be submitted in writing to the Secretary of the Company at 60 State Street, Boston, MA 02109. Usually the nomination or proposed item of business must be received: (i) no later than the close of business on the 90th day, and (ii) no earlier than the close of business on the 120th day, prior to the first anniversary of the preceding year's annual meeting. However, if the annual meeting is held more than 30 days prior to, or more than 70 days after, the first anniversary of the preceding year's annual meeting, then the item of business must be received no earlier than the close of business on the 120th day prior to such meeting or the 10th day following the day on which the Company first makes a public announcement of the date of the annual meeting.

        The notice of a nomination must include:

    (a)
    the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated;

    (b)
    a representation that the stockholder is a stockholder of record of the Company entitled to vote at the meeting who intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

    (c)
    a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder;

    (d)
    such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement soliciting proxies for such nominee or nominees as director(s); and

    (e)
    a signed consent of each nominee to serve as a director of HPSC if elected.

        The notice of a proposed item of business must include: a brief description of the substance of, and the reasons for, conducting such business at the annual meeting; the stockholder's name and address; the number of shares of Common Stock held by the stockholder (with supporting documentation where appropriate); and any material interest of the stockholder in such business.

QUORUM AND VOTING PROCEDURES

        The By-Laws of the Company provide that a majority of the shares of Common Stock issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at a meeting of stockholders of the Company. Shares of Common Stock represented by a properly signed and returned proxy are considered as present at the Annual Meeting for purposes of determining a quorum. Abstentions and broker "non-votes" are counted as present for purposes of determining the existence of a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because, under the rules of American Stock Exchange that govern brokers trading on the American Stock Exchange, the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.

        Under Section 160(c) of the Delaware General Corporation Law, 1,615,182 shares of Common Stock retired by the Company and 685,951 shares of common stock held by the Company in its treasury as of the Record Date are not entitled to vote on any matters coming before the Annual Meeting or to be counted for quorum purposes.

        The vote required for election of directors is the affirmative vote of a plurality of the shares present or represented at the Annual Meeting and entitled to vote thereon (i.e., the nominees receiving the greatest number of votes will be elected). Votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

        If a stockholder of record specifies in the proxy how it is to be voted, it will be voted in accordance with such specification. If a properly signed proxy is returned to the Company by a stockholder of record and is not marked, it will be voted in accordance with the Board's recommendations on all proposals. Any stockholder giving a proxy in the accompanying form retains the power to revoke it at any time before the exercise of the powers conferred thereby, by notice in writing to the Secretary of the Company. Any stockholder who attends the Annual Meeting in person will not be deemed thereby to revoke the proxy unless such stockholder affirmatively indicates at the Annual Meeting his intention to vote the shares covered thereby in person.

OTHER MATTERS

        The Board of Directors and Company's management know of no business which will be presented for consideration at the Annual Meeting other than that discussed above. However, if any other proper business should come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in respect to any such business in accordance with their best judgment. Matters with respect to which the enclosed form of proxy confers such discretionary authority are as follows: (i) matters which the Board of Directors does not know are to be presented at the Annual Meeting as of a reasonable time before the mailing of this Proxy Statement; (ii) approval of the minutes of the prior meeting of stockholders, such approval not constituting ratification of the action taken at such meeting; (iii) election of any person as a director if any of the nominees named herein is unable to serve or for good cause will not serve; and (iv) matters incident to the conduct of the Annual Meeting.

        The cost of preparing, assembling and mailing this proxy material will be paid by the Company. The Company may solicit proxies other than by the use of the mail, in that certain officers and regular employees of the Company, without additional compensation, may use their personal efforts, by telephone or otherwise, to obtain proxies. The Company requests individuals, firms and corporations holding shares in their names, or in the names of their nominees, which shares are beneficially owned by owners, to send this proxy material to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

By Order of the Board of Directors
DENNIS W. TOWNLEY, Secretary

DETACH HERE

PROXY

        HPSC, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

        The undersigned hereby appoints John W. Everets and Raymond R. Doherty or either of them, with full power of substitution, as proxy to represent and to vote, as designated on the reverse side, all shares of Common Stock of HPSC, Inc. (the "Company") which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at the Wyndham Hotel, 89 Broad Street, Merchants Row Conference Room, Third Floor, Boston, Massachusetts on Thursday, May 15, 2003, at 9:00 A.M. Eastern Daylight Time, or at any adjournment thereof, in respect to all matters which may properly come before the meeting in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

        If the undersigned hold(s) any shares in a fiduciary, custodial or joint capacity or capacities this proxy is signed by the undersigned in every such capacity as well as individually.

SEE REVERSE SIDE	(continued and to be signed on reverse side)	SEE REVERSE SIDE

HPSC, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

(continued from other side)

							FOR	AGAINST	ABSTAIN
1.	To fix the number of directors at eight and elect the following nominees to serve for a three-year term to expire at the 2006 Annual Meeting of Stockholders: (01) Samuel P. Cooley, (02) Raymond R. Doherty and (03) Richard D. Field				2.	To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the current fiscal year.	☐	☐	☐
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES		In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
	☐ ________________________ To withhold authority to vote for any individual nominee(s), mark the box above and write that nominee(s)' name in the space provided.
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐
					Please sign exactly as your name appears hereon. If acting as attorney, executor, trustee or in other representative capacity, sign name and title.
Signature:	Date:	Signature:	Date:

DETACH HERE

HPSC, INC.

EMPLOYEE STOCK OWNERSHIP PLAN
VOTING INSTRUCTIONS TO TRUSTEES
FOR ANNUAL MEETING OF STOCKHOLDERS

        The undersigned participant in the HPSC, Inc., Employee Stock Ownership Plan (the "Plan") hereby instructs John W. Everets and Raymond R. Doherty as trustees of the Plan (the "Trustees") to vote, as designated on the reverse side, all common shares of Common Stock of HPSC, Inc. (the "Company") allocated to the participant's account under the Plan at the Annual Meeting of Stockholders to be held at the Wyndham Hotel, 89 Broad Street, Merchants Row Conference Room, Third Floor, Boston, Massachusetts on Thursday, May 15, 2003, 9:00 A.M. Eastern Daylight Time, or at any adjournment thereof, in respect to all matters which may properly come before the meeting in accordance with and as more fully described in the Notice of Meeting and Proxy Statement, receipt of which is acknowledged.

        THE SHARES ALLOCATED TO THE PARTICIPANT'S ACCOUNT UNDER THE PLAN WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED PLAN PARTICIPANT IF THIS VOTING INSTRUCTION CARD IS COMPLETED, SIGNED AND RETURNED TO EQUISERVE, THE VOTE TABULATOR, BY 5:00 P.M. EASTERN DAYLIGHT TIME ON MAY 9, 2003. IF NO DIRECTION IS MADE, THE TRUSTEES WILL VOTE THE ALLOCATED SHARES FOR PROPOSALS 1 AND 2. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

SEE REVERSE SIDE	(continued and to be signed on reverse side)	SEE REVERSE SIDE

HPSC, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

(continued from other side)

							FOR	AGAINST	ABSTAIN
1.	To fix the number of directors at eight and elect the following nominees to serve for a three-year term to expire at the 2006 Annual Meeting of Stockholders: (01) Samuel P. Cooley, (02) Raymond R. Doherty and (03) Richard D. Field				2.	To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the current fiscal year.	☐	☐	☐
	FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES		In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments thereof.
	☐ ________________________ To withhold authority to vote for any individual nominee(s), mark the box above and write that nominee(s)' name in the space provided.
					MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

					As a participant in the Plan, I hereby instruct the Trustees to vote all shares allocated to my account as indicated above. If I sign, date and return this card but do not specifically instruct the Trustees how to vote, the Trustees will vote my allocated shares in accordance with the recommendations of the Company's Board of Directors.
Signature:	Date:	Signature:	Date:

QuickLinks

ANNUAL MEETING OF STOCKHOLDERS MAY 15, 2003
PROPOSAL ONE—ELECTION OF DIRECTORS
REPORT OF THE AUDIT COMMITTEE
VOTING SECURITIES
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
Supplemental Executive Retirement Plan Benefit Table Applicable to Mr. Everets(1)
Supplemental Executive Retirement Plan Benefit Table Applicable to Messrs. Doherty and Lefebvre(1)
AGGREGATED OPTION EXERCISES AND YEAR-END OPTION VALUES(1)
REPORT OF THE COMPENSATION COMMITTEE
PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTS
PROPOSALS OF STOCKHOLDERS
QUORUM AND VOTING PROCEDURES
OTHER MATTERS
PROXY
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
EMPLOYEE STOCK OWNERSHIP PLAN VOTING INSTRUCTIONS TO TRUSTEES FOR ANNUAL MEETING OF STOCKHOLDERS